UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2006


                                BEXIL CORPORATION
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                     001-12233             13-3907058
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code:  1-212-785-0400


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 28, 2006, Bexil Corporation (the "Company") issued a press release announcing consumation of the sale of its 50% interest in privately held York Insurance Services Group, Inc. and the payment of a special dividend.

A copy of the April 28, 2006 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in this report on Form 8-K (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit No.   Description of Exhibit
               ==========    ==================================================
                  99.1       Press Release consumating the sale of its 50%
                             interest in privately held York Insurance Services
                             Group, Inc. and the payment of a special dividend.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BEXIL CORPORATION


Date:     April 28, 2006                        /s/ Thomas O'Malley
                                                ---------------------
                                                    Thomas O'Malley
                                                    Chief Financial Officer

Exhibit 99.1

                                BEXIL CORPORATION
                     ANNOUNCES CONSUMMATION OF YORK SALE AND
                        PAYMENT DATE OF SPECIAL DIVIDEND

NEW YORK -- Bexil Corporation (AMEX: BXL) announced today that it had consummated the sale of its 50% interest in privately held York Insurance Services Group, Inc. to a newly formed entity controlled by a private equity fund and certain other investors for approximately $39 million in cash.

As previously disclosed, on December 29, 2005 Bexil's Board of Directors authorized a special dividend to stockholders of $1.00 per share of the common stock contingent upon the closing of the sale. The following record and payment dates have now been established for such dividend: payable May 31, 2006 to stockholders of record on May 15, 2006.

Bexil is a holding company. Approximately 25% of Bexil's shares are owned by Winmill & Co. Incorporated (OTC: WNMLA), which is engaged through subsidiaries in investment management, including gold investing through its management of gold mutual fund Midas Fund (MIDSX), and securities trading.

Safe Harbor Note

Certain of the statements and predictions contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believes," "intends," "anticipates," "plans," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors, including those set forth below, which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements. More information on potential risks and uncertainties is available in the Company's recent filings with the Securities and Exchange Commission, including its Form 10-KSB, quarterly Form 10-QSB reports and Forms 8-K.

Contact:          Thomas B. Winmill
                  1-212-785-0400
                  twinmill@bexil.com


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